UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2009, at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Peregrine Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders adopted and approved the Peregrine Pharmaceuticals, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”), which previously had been approved by the Compensation Committee of the Company’s Board of Directors on July 9, 2009, subject to stockholder approval.  The 2009 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options and stock grant awards (collectively, “Awards”) to employees, officers, non-employee directors and consultants of the Company. The Company’s Compensation Committee has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2009 Incentive Plan, subject to the limitations and other provisions of the 2009 Incentive Plan.

The purpose of the 2009 Incentive Plan is to help the Company:

•	Attract, retain, motivate and reward officers, employees, directors, consultants and other service providers of the Company;
•	Provide equitable and competitive compensation opportunities;
•	Recognize individual contributions and reward achievement of our goals; and
•	Promote the creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

A total of 3,000,000 shares of the Company’s common stock are authorized for the granting of Awards under the 2009 Incentive Plan (after giving effect to the Company’s 1-for-5 reverse stock split effective October 19, 2009).  The number of shares available for Awards, as well as the terms of outstanding Awards are subject to adjustment as provided in the 2009 Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

Awards may be granted under the 2009 Incentive Plan until October 22, 2019 or until all shares available for Awards under the 2009 Incentive Plan have been purchased or acquired.

This summary of the 2009 Incentive Plan is qualified in its entirety by reference to the full text of the 2009 Incentive Plan, a copy of which is attached as Exhibit A to the Company’s Definitive Proxy for its 2009 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 28, 2009 and incorporated herein by this reference.  In addition, a more detailed summary of the 2009 Incentive Plan can be found in such Definitive Proxy Statement, which is incorporated herein by this reference.  A copy of the form of Incentive Stock Option Award Agreement under the 2009 Incentive Plan is attached hereto as Exhibit 4.14 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
4.14	Form of Incentive Stock Option Award Agreement under the Peregrine Pharmaceuticals, Inc. 2009 Stock Incentive Plan

4.15	Form of Non-Qualified Stock Option Award Agreement under the Peregrine Pharmaceuticals, Inc. 2009 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: October 27, 2009	By:	/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer and
Corporate Secretary
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Exhibit Index

Exhibit No.	Description
4.14	Form of Incentive Stock Option Award Agreement under the Peregrine Pharmaceuticals, Inc. 2009 Stock Incentive Plan

4.15	Form of Non-Qualified Option Award Agreement under the Peregrine Pharmaceuticals, Inc. 2009 Stock Incentive Plan

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